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                                  EXHIBIT 10.26

                    FIRST AMENDMENT TO SPLIT DOLLAR AGREEMENT

                  This amendment made on this 1st day of June, 1998, by and between Chemed Corporation (hereinafter referred to as the "Corporation") and _______________ (hereinafter referred to as the "Employee").

                                    RECITALS

                  1. The Corporation and the Employee entered into a Split Dollar Agreement dated June 1, 1995 (the "Agreement").

                  2. Pursuant to Article 11 of the Agreement, the Corporation and the Employee have the right to amend the Agreement.

                  3. The parties wish to amend the Agreement to include an additional life insurance policy on the life of the Employee.

                  NOW, THEREFORE, the parties agree as follows:

                  A. Article 2.1 of the Agreement is hereby amended by adding the following additional paragraph:

                  The Employee has applied to Phoenix Home Life Mutual Insurance Company for another policy (which together with other policies under this agreement are collectively referred to as the "Policy") in the initial face amount of $_______ and which is more particularly described on Schedule A.

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                  B. The Corporation and the Employee hereby confirm and readopt all other provisions of the Agreement.

                  IN WITNESS WHEREOF, the parties have executed this First Amendment to the Agreement as of the date first written above.

                                         CHEMED CORPORATION

                                         By:
----------------------------                 ---------------------------
Witness

                                         By:
----------------------------                 ---------------------------
Witness                                      Employee/Insured

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                            SCHEDULE TO EXHIBIT 10.26

                                                      Policy    Initial Policy
      Insured                 Insurer                 Number      Face Amount
-----------------        -----------------           ---------    ----------

Kevin J. McNamara        Phoenix Home Life           2,745,675       585,396
President

Thomas C. Hutton         Phoenix Home Life           2,748,193       271,285
Vice President

Timothy S. O'Toole       Phoenix Home Life           2,743,884       393,576
Executive Vice
President &
Treasurer

Arthur V. Tucker         Phoenix Home Life           2,747,874       135,240
Vice President &
Controller